Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BD

SIXTY-FOURTH AMENDMENT

TO

MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXTY-FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	Customer desires to use, and CSG agrees to provide to Customer, CSG’s SmartVideo as a Recurring Service under the Agreement. Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE A, “Services”, is hereby amended to add “SmartVideo” to the list of Additional Services and by adding a new EXHIBIT A-7, which is attached to this Amendment.

2.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, of the Agreement is hereby AMENDED to add a new Section XVI entitled “CSG SmartVideo” as follows:

CSG SERVICES

XVI.  CSG SmartVideo

Description of Item/Unit of Measure	Frequency	Fees
1. SmartVideo Customization Services (Note 5)	Per Request	Quote
2. SmartVideo View Volume Tiers (Per ******) (Notes 1-4, 6-8)	Frequency	SmartVideo View ****** Fee	Excess Rate Per SmartVideo View
•****** Volume *******	*** *******	$**********	$******
•****** Volume *******	*** *******	$**********	$******
•****** Volume *********	*** *******	$**********	$******
•****** Volume *********	*** *******	$***********	$******
•****** Volume *********	*** *******	$************	$******
•****** Volume Greater Than *********	*** *******	*****	*****

Note 1: Video views are purchased in ****** ***** commitments. Unused transactions cannot be carried over into subsequent years.

Note 2: Should Customer desire to increase the previously purchased SmartVideo View ****** to a higher ****** ****** **** within the ****** ***** ******, CSG will invoice Customer for the incremental volume at the effective *** ********** **** rate of the higher ****** ****** ****.

Note 3: A “SmartVideo View” is defined as: **** **** * ***** ** ********* *** *** ***** ***** ** ********. Video views are counted as *** (*) **** **** **** * ***** ** ******, regardless of whether it is a ****** **** ** * ****** ****. Video views are also counted whether or not the video is ****** ** **********.

Note 4: If Customer exceeds view volume of committed tier, all views above the committed volume tier will be ******* *** ****** ** * *** ***** **** *****. The applicable per video view rate, Excess Rate per SmartVideo View, will continue to be the effective rate of the tier to which Customer committed; ** ********** ******* **** **** ** ********.

Note 5: Should additional customizations or out of scope items be required, CSG shall provide pricing in a separate and agreed upon statement of work (“SOW”) executed by both parties.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 6:  Pricing is applicable for personalized views only and does not include advertising impressions.

Note 7:  Includes: ******** ************ *** ************ ** *** ********.

Note 8: Volume tiers will be billed *** ******* ****** (***) **** after the Effective Date or the go live date, whichever occurs first.

3.

Customer and CSG agree the Fees applicable to SmartVideo shall be applied to ********** ******* ******** ******** **********, as defined in the 61st Amendment to the Agreement or any future amendments altering the ********** ******* ******** ******** **********, for the applicable ******** **** in which they are invoiced unless otherwise provided in the Agreement or an applicable SOW.

THIS AMENDMENT is executed on the day and year last signed below (the "Effective Date").

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Robert C. Bennett	By: /s/ Gregory L. Cannon
Name: Robert C. Bennett	Name: Gregory L. Cannon
Title: IT VP	Title: SVP, Secretary & General Counsel
Date: 9/28/2018	Date: Oct 1, 2018

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-7

CSG SmartVideo

CSG SmartVideo provides the ability to communicate to individual subscribers and create, manage and optimize real-time personalized video programs that can be used across the customer lifecycle touchpoints.

ADDITIONAL TERMS:

1.

Confidentiality.  Customer hereby agrees that, as a result of CSG’s provision of CSG SmartVideo service, SmartVideo Vendor may have access to Confidential Information, including PII, of Customer's Subscribers.  Customer hereby authorizes CSG to provide such access to the SmartVideo Vendor and Customer hereby provides CSG a limited release and waiver of all rights and claims which Customer may have, whether presently known or unknown against CSG, which arise solely out of CSG’s provision of access to Customer Confidential Information for the limited purpose of SmartVideo Vendor’s provision of the SmartVideo services.  Notwithstanding the access CSG provides to the SmartVideo Vendor, the foregoing shall not act to relieve CSG of the Confidentiality obligations provided in the Agreement.  In addition, Customer agrees to indemnify and hold CSG harmless of any third party claims resulting solely from CSG’s provision of access to SmartVideo Vendor of Customer Confidential Information, specifically including Subscriber data provided to SmartVideo Vendor for its use in providing SmartVideo services hereunder.  CSG agrees to be liable for the acts and omission of the SmartVideo Vendor in the provision of SmartVideo services hereunder.

2.

Ownership.  All trademarks, service marks, patents, copyrights, trade secrets, know-how and other proprietary rights in or related to SmartVideo are and will remain the sole and exclusive property of, respectively, CSG and SmartVideo Vendor, whether or not specifically recognized or perfected under applicable law.  CSG and/or SmartVideo Vendor, as applicable, shall own all rights, title and interest, including all intellectual property rights, in and to any improvements to SmartVideo or to any new programs, upgrades, modifications or enhancements thereto, even when such refinements and improvements result from Customer’s request.  To the extent, if any, that ownership in such refinements and improvements does not automatically vest in CSG and/or SmartVideo Vendor by virtue of this Amendment or otherwise, Customer hereby transfers and assigns (and, if applicable, shall cause its affiliates to transfer and assign) to CSG and/or SmartVideo Vendor, as applicable, all rights, title and interest which Customer or any of its affiliates may have in and to such refinements and improvements. During the term of this Agreement, Customer provides to CSG and SmartVideo Vendor a non-exclusive right to use Customer’s Intellectual Property (as defined in Section 5 of Exhibit A-3) to the extent necessary to provide the Services; provided, that any use of Customer’s Intellectual Property shall be consistent with Customer’s issued guidelines, which Customer may change at any time and from time to time in Customer’s sole discretion, but in any event with commercially reasonable notice to CSG.

3.

Third Party Beneficiary.  As to Sections 1 and 3 under the Additional Terms of this Exhibit, Customer understands and agrees that SmartVideo Vendor is a third party beneficiary solely to the additional terms provided in this Exhibit A-7 of Schedule A to the Agreement.

4.

Security.  CSG agrees to require the SmartVideo Vendor to have in place, during the provision of SmartVideo Services, commercially reasonable security standards.  Upon Customer’s request, CSG agrees to review such standards with Customer and the SmartVideo Vendor no more than once in a twelve month period and upon thirty days notice from Customer (e-mail shall suffice).